SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               FEBRUARY 18, 1998

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                       (Date of earliest event reported)



                               FNC HOLDINGS INC.
                 (FORMERLY KNOWN AS GENERAL HOST CORPORATION)

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            (Exact name of registrant as specified in its charter)


     New York             1-1066              13-0762080

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(State or other                (Commission              (IRS Employer
 jurisdiction of               File Number)             Identification  No.)
 incorporation)


                               FNC Holdings Inc.
                               6501 East Nevada
                               Detroit, MI 48234

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              (Address of principal executive offices) (Zip Code)


                                (313) 366-8400

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             (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On February 18, 1998, General Host Corporation (the "Company") changed its name to "FNC Holdings Inc." The Company's 11-1/2% Senior Notes Due 2002 (the "Senior Notes") and 8% Convertible Subordinated Notes Due 2002 (the "Convertible Notes") will not be affected in any way by the name change and will continue to be listed on the New York Stock Exchange under the symbols "GH11B02" and "GH8B02" respectively. Holders of the Senior Notes and the Convertible Notes should note that, as previously disclosed, it is the Company's current intention to (and the provisions of the Company's senior credit facility currently require the Company to) redeem all Senior Notes and Convertible Notes pursuant to their terms prior to April 24, 1998, at redemption prices of 103.6% and 102%, respectively, of the principal amount thereof, together with accrued interest to the redemption date. However, there can be no assurance that such redemptions will be effected by such date or at all.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FNC HOLDINGS INC.
                                    (formerly known as "General Host
                                      Corporation")

                                    By: /s/ J. Theodore Everingham
                                        -------------------------------
                                         Name:   J. Theodore Everingham
                                         Title:  Vice President and
                                                 General Counsel

February 19, 1998